UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34401

Georgia	58-1878070
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 10th Street NE, Suite 525

Atlanta, Georgia 30309-3848

(Address of principal executive offices, including zip code)

404-604-2757

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2010, A.D.A.M., Inc. (the “Company”) held its annual meeting of shareholders at which the Company’s shareholders approved two proposals. The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected Mark B. Adams to serve until the 2012 Annual Meeting of Shareholders and elected Daniel S. Howe and Mark Kishel, M.D. to serve until the 2013 Annual Meeting of Shareholders, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark B. Adams	2,899,939	15,906	4,223,146
Daniel S. Howe	2,042,421	873,424	4,223,146
Mark Kishel, M.D.	1,992,309	923,536	4,223,146

Proposal 2

The Company’s shareholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, as set forth below:

Votes For	Votes Against	Abstentions
7,103,123	32,564	3,304

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., INC.

By:	/s/ Mark B. Adams
Name:	Mark B. Adams
Title:	President, Secretary and Chief Executive Officer

Date: May 24, 2010